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Department of the Interior
Bureau of Land Management
97 MAR 20 AM 9:00
RECEIVED
CHEYENNE, WYOMING

                          UNITED STATES
                    DEPARTMENT OF THE INTERIOR
                    BUREAU OF LAND MANAGEMENT
            ASSIGNMENT OF RECORD TITLE INTEREST IN A
          LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

                   Lease Serial No. WYW 136958
                   Lease Effective Date 7/1/95

       Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
        Act of Acquired Lands of 1947 (30 U.S.C. 351-359)
        Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
           Department of Interior Appropriations Act,
                Fiscal Year 1981 (42 U.S.C. 6508)

PART A: ASSIGNMENT

1.   Assignee                           QUINTESSENCE OIL COMPANY
     Street                             P. O. BOX 112
     City, State, ZIP Code              RIVERTON, WYOMING   82501

     * If more than one assignee, check here [ ] and list the name(s) and address(es) of all additional assignees on the reverse of this form or on a separate attached sheet of paper.

     This record title assignment is for: (Check one)
     [ x ]  Oil and Gas Lease      [   ]     Geothermal Lease

     Interest conveyed: (Check one or both, as appropriate)
     [ x ]  Record title,          [   ]     Overriding Royalty,
                                             payment out of
                                             production or other
                                             similar interest or
                                             payment












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2.   This assignment conveys the following interest:

                                                  Percent of
                              Percent of          Overriding Royalty or
Land Description              Interest            or Similar Interest
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               Owned          Conveyed  Retained  Reserved  Previously
                                                            Reserved or
                                                            Conveyed
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a           b         c         d         e         f
Township
  37 North,         100.0%    100.0%    -0-       5.00%          -0-
Range 91 West,
6th P.M.
Sec. 24: S1/2SW1/4SW1/4
Sec. 33: N1/2NE1/4, NE1/4NW1/4
containing 140.00 acres, more or less
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                     United States of America

This assignment is approved solely for administrative purposes.
Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

[ x ]  Assignment approved for above described lands;
     Assignment approved effective: APR 01 1997

[ ]  Assignment approved for attached land description

[ ] Assignment approved for land description indicated on reverse of this form.


BY: /s/ Theresa M. Stevens         Land Law Examiner MAY 28 1997
     (Authorized Officer)          (Title/Date)


















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                          UNITED STATES
                    DEPARTMENT OF THE INTERIOR
                    BUREAU OF LAND MANAGEMENT

             OFFER TO LEASE AND LEASE FOR OIL AND GAS

=================================================================

The undersigned (reserve) offers to lease all or any of the lands in Item 2 that are available for lease pursuant to the Mineral Leasing Act of 1920, as amended and supplemented (30 U.S.C. 181 et seq.), the Mineral Leasing Act for Acquired Lands of 1947, as amended (30 U.S.C. 351-359), the Attorney General's Opinion of April 2, 1941 (40 Op. Atty. Gen. 41)

1.   Edward D. Calvert   Future rental payments must be made
     P. O. Box 1458      on or before the anniversary date to:
     Riverton, WY 82501  Minerals Management Service
                         Royalty Management Program
                         P. O. Box 5640
                         Denver, Colorado 80217

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2.   This application/offer/lease is for (Check only one):

     [ x ] Public Domain Lands     [   ] Acquired Lands

     Surface managing agency is other than BLM: ________________
     Unit/Project ______________________________________________
     Legal description of land requested:
     Parcel No.: WY-9506-171
     Sale Date: 06/06/95

     *    SEE ITEM 2 IN INSTRUCTIONS BELOW PRIOR TO COMPLETING
          PARCEL NUMBER AND SALE DATE.

T.        R.        Meridian       State          County

Blank

     Total acres applied for: _____________
     Amount remitted: Filing fee $_________
     Rental Fee: $_________________________
     Total $_______________________________

                   DO NOT WRITE BELOW THIS LINE
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3.   Land included in lease

T.        R.        Meridian       State          County

See Range-Township map not included herein.

     Total acres in lease: _________________
     Rental retained: $_____________________

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This lease is issued granting the exclusive right to drill for, mine, extract, remove and dispose of all the oil and gas (except helium) in the lands described in Item 3 together with the right to . . . and maintain necessary improvements thereupon for the term indicated below, subject to renewal or extension in accordance with the appropriate leasing authority, Rights granted are subject . . . applicable laws, the terms, conditions, and attached stipulations of this lease, the Secretary of Interior's regulations and formal orders in effect as of lease issuance, and to regulations and . . . Orders hereafter promulgated when not inconsistent with lease rights granted or specific provisions of this lease.

Type and primary term of lease:

[ x ] Noncompetitive lease (ten years)
[   ] Competitive lease (five years)
[   ] Other __________________________

                              THE UNITED STATES OF AMERICA

                              BY: Jean Mackay, Signing Officer
                              LAND LAW EXAMINER June 21, 1995

Effective Date of Lease: July 1, 1995